Exhibit 99.3
Armstrong World Industries Investor Presentation July 2012
Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance, including, in this presentation, all statements and projections relating to the building products "mid-cycle" outlook. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the "Risk Factors" and "Management's Discussion and Analysis" sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given, July 30, 2012, and is subject to change. Any distribution of this presentation after July 30, 2012 is not intended and will not be construed as updating or confirming such information. In addition, we will be referring to "non-GAAP financial measures" within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are can be found in our SEC filings and on the Investor Relations section of our website at www.armstrong.com. Armstrong competes globally in many diverse markets. References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or "market share," as such terms may be used or defined for any economic, legal or other purpose. 2
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. Basis of Presentation Explanation When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. 3 We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for the current year is used for all currency translations in the current year and prior years. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, and other large unusual items. Taxes for normalized Net Income and EPS are calculated using a constant 40% for 2012 and 42% for prior periods, which are based on the full year historical tax rate. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted
Investment Highlights
Investment Highlights Diversified $3 billion global building products company with leading positions in all key markets and products New leadership team successfully executing strategy to achieve competitive cost structure and lay foundation for growth Significant opportunities for investment and growth in emerging markets and product adjacencies Leadership in innovation driving future growth Focused on creating shareholder value 5
Global Business Overview 6
Diversified Global Building Products Company Leading global manufacturer of floors and ceilings for use in renovation and new construction. $2.9 billion in sales in 2011 Market leader in geographies representing over 80% of sales Sales profile 70% North America - 30% Int'l 60% commercial - 40% residential 70% renovation - 30% new 33 manufacturing plants in 8 countries Approximately 9,300 employees 7
2011 Business Segment and End-Use Profile 8 Diversified earnings profile $150 $1,000 $475 $1,225 $2,850 40% 20% 30% 10% 55% 35% 10% 65% 35% 30% 5% 45% 20% 5% 45% 50%
EBITDA Growth in All Businesses Despite Lower Volumes 9 Excludes unallocated corporate expense 2009 Total EBITDA: $296M 2011 Total EBITDA: $377M Worldwide Ceilings Worldwide Ceilings Wood Wood Worldwide Resilient Worldwide Resilient 2009 2011 2009 2011 2009 2011 Sales $1.10B $1.22B $515M $475M $1.04B $1.00B EBITDA as % of sales 20% 24% 5% 11% 5% 7%
Global Presence, Worldwide Market Leader 10 North America North America North America Ceilings Floors Commercial 1 1 Residential 1 1 Wood NA 1 Europe, Africa, Middle-East Europe, Africa, Middle-East Europe, Africa, Middle-East Ceilings Floors Western 1 NA Central 1 1 Eastern 1 <5 Africa / Mid-East 1 <5 Asia, Australia Asia, Australia Asia, Australia Ceilings Floors China 1 3 Australia 1 1 India 1 1 SE Asia 1 1
Global Revenue Mix 11 Sales by End-use Segment Office Retail Education Healthcare Segment % of Business Office 35% - 45% Retail 20% - 30% Education 15% - 25% Healthcare 10% - 20% Ceilings
Armstrong/Worthington JV (WAVE) 50% - 50% global joint venture with Worthington Industries - 20 years old Manufactures ceiling suspension systems (grid) Leverage Worthington's strength buying and forming steel, and Armstrong's strength selling and marketing ceilings Invisible to the customer - they buy an Armstrong ceiling system $55 million of equity earnings for Armstrong in 2011 - 5% of ceilings EBITDA 12 Ceilings
Globally Expanding our View of the Market Opportunity 13 Expanding product portfolio to serve an expanded target market Redefined Target Market Best in the World... Mineral Fiber Ceilings Best in the World... Ceiling Solutions Architectural Specialties $3 Billion $6 Billion Ceilings
Strategic Summary Expanded target market From $3B to $6B market 2 additional growth engines Emerging markets Architectural Specialties Building blocks to win Industry leading brand...globally Broadest portfolio...getting broader Architectural relationships Global footprint...and growing 14 Ceilings
Global Revenue and Product Mix 75% of sales in North America Residential is North America only ~50% of sales are vinyl products* 15 2011 Sales by Geography Total = $1.5B 2011 Sales by Product Residential 54% Commercial 46% Flooring Wood $475
Global Revenue Mix cont..... 16 Commercial $675M Residential $800M Total Business Remodel 80% New 20% Remodel 75% New 25% New vs. Remodel Channel / End-use Segment Segment % of Business Healthcare 25% - 35% Education 25% - 35% Retail 15% - 25% Other 15% - 25% Channel % of Business Big Box ~1/3 Independent ~2/3 Flooring Wood $475M
Commercial Flooring -Focused on Global Growth 17 Expanded View of Market Opportunity $4 Billion Market Leader in Vinyl / Linoleum Flooring Market Leader in Commercial Flooring Flooring
Strategic Summary Expanded commercial market opportunity globally From $4B to $28B market opportunity Emerging market growth Building blocks to win Industry leading brand...globally Broadest portfolio...getting broader Innovation...market trends and product leadership Global footprint...and growing 18 Flooring
Leadership 19
New Management Successfully Executing Majority of senior leadership team joined Armstrong after January 2010 Earnings progress despite lower volumes Building competitive cost structure European turnaround Growth through organic investments, tactical acquisitions and product adjacencies Innovation initiatives 20
Key Milestones 21 TPG invests in Armstrong New CEO and CFO Leverage recap. and $800M special dividend Announce $150M cost out initiative New CEO of global ceilings business Cost out initiative raised to $165M Organic growth in emerging markets Construction of three plants in China Fixing underperforming businesses $500M special cash dividend in 2012 Cost out initiative raised to $200M in 2012 European flooring products profitable in 2012 Organic growth in priority emerging markets Three plants in China, one in Russia Profitable growth in core markets through focus on innovation, product adjacency opportunities, design and environmental leadership Implement Organization Vitality and create a globally aligned organization 2009 2010 2011 2012 2013 2014 Idle: Montreal, Mobile Close: Auburn, Nashville Close: St. Gallen, Oneida, Center, Montreal, Teeside Idle: Statesville Close: Beaver Falls, Holmsund 2006 2007 2008 2009 2010 2011 2012 Est. Sales $3.50B $3.54B $3.21B $2.85B $2.83B $2.86B $2.75 - $2.85B EBITDA $407M $439M $384M $296M $303M $377M $400 - $430 11.6% 12.4% 12.0% 10.4% 10.7% 13.2% ~14.8% Housing starts 1,801 1,355 906 554 587 609 700 Close: Mobile
Recent Accomplishments Reduced costs by $150 million through 2011 $50 million more planned in 2012 Grew adjusted EBITDA from $296 million in 2009 to $377 million in 2011 Despite lower volume Fixed an inefficient balance sheet and returned $1.3 billion to shareholders 2011 ROIC (7.4%) highest since emergence Roll out of Organizational Vitality program to build winning team and align staffing globally 22
Cost Savings Program 23 Savings driving bottom line results. Manufacturing savings are the result of plant closures and LEAN. Expected Cumulative Savings $35M $150M $200M Cost Out Program Evolution 2010 - program introduced with $150M goal Mid 2011 - increased to $165M Year end 2011 - increased to $185M Mid 2012 - increased to $200M

European Floor Products



Residential
Other
Vinyl
Linoleum
13%
16%
34%
37%
Commercial – 87%
2009

Sales[1]	$360M
EBITDA[2]	($15M)

Transform the Business



Other
Vinyl
Linoleum
15%
40%
45%
Commercial – 100%
2011

Sales[1]	$270M
EBITDA[2]	($3M)

- **Exited Residential segment**
- **Simplified Commercial business … country and product participation, reduction in # of SKU's**
- **Closed Teesside and Holmsund plants**
- **SG&A restructuring … reduced headcount by over one- third**

Business to be profitable in 2012.

[1]Includes intercompany sales. Sales shown on a comparable foreign exchange basis [2]Excludes restructuring expense

Leadership

24
Strategy 25 1. Optimize Product Portfolio Broad product offering and availability Drive mix New product pipeline Quality leader 2. Drive Emerging Market Growth Build manufacturing capacity and tailor products for local consumption Construction of four plants underway, three in China and one in Russia Increase in sales and marketing resources to cultivate demand 3. Build Innovation Leadership Bridge to future growth "New to World" products Custom solutions Design, performance and installation "Sustainability" leadership 4. Emphasis on Operational Excellence Competitive Cost Structure Continued LEAN deployment Continue to drive mix and share gain Best on-time delivery performance Lowest claims rate
Growth 26
Growth Opportunity Highlights 27 Emerging Markets: Conversion Opportunity Russia China Architectural Specialties
Emerging Markets Growth Manufacturing investments in priority markets to make products designed for local consumption Building four plants; three in China and one in Russia Added over 100 sales and marketing resources - primarily in China Sales to emerging markets ~11% of total sales in 2011, an increase of over 50% since 2009. 28
Product Conversion in Emerging Markets Will Drive Growth Improvements in building standards and product performance benefits are accelerating conversion 29 Transition to Western building standards drives growth in our product forms Rising wage rates create more favorable installed cost profile for our products We improve the building environment for its occupants.... Mineral Fiber ceilings Drywall ceilings Resilient floors Ceramic floors Acoustics Fire Seismic Hygiene Humidity Environment
Russia Large market - 3rd largest in the world with significant future growth Armstrong brought the suspended ceiling category to Russia in 1992 30 Russian market is large, fast growing and Armstrong is the leading brand New Build opportunity Projected growth rate Suspended Ceilings Penetration Office 7% 70% Commercial 5% 85% Education 5% 20% Healthcare 7% 30% Two key market growth opportunities Increase New Build penetration to western levels...>90% Upgrade existing schools / hospitals Healthcare and education segments offer opportunity for growth
China - Healthcare and Education Segments Infrastructure spending and government investment drives growth Despite Government attempts to cool the over-heated residential sector, commercial market expected to grow mid to high single digits in 2012 Low product form penetration and high economic growth accelerate growth in the emerging markets Armstrong critical segments of education and healthcare growing faster than the market 31 Mn m2 - tracked projects in China
Architectural Specialties (AS) 32 Critical attributes are design and aesthetics; functionality is an important added benefit Lower volume, higher "touch", sometimes involving custom design and engineering Higher price per unit, used for "statement" spaces and high-end commercial buildings Incremental profitable growth that strengthens entire ceilings business Specialty Ceilings (AS) ~ 10% of ceiling sales Financially attractive space Large opportunity: $2B global market potential Above-average ROIC: make/buy, lower fixed capital Adds value to our architects and contractors Simplifies buying: 1-stop shopping, solve challenges Excites architects: it's what they want to talk about Strengthens base business "Pull through" effect Demands more skilled, technical sales leaders
Growth Opportunities Summary Opportunities for growth that don't involve a recovery in the US or Europe Emerging markets and AS can double in 4 to 6 years and are both natural extensions of our core businesses Geographic expansion Local manufacturing in China and Russia Conversion opportunity accelerating Product category adjacencies China and Russia are only part of the emerging market opportunity India, Brazil, the Middle East and southeast Asia all have great potential 33
Innovation 34
Innovation - Breakthrough Thinking A change in mindset from limitations to possibilities Outside the box versus incremental improvement Multi-year, strategic and inspirational Armstrong is breaking through... witness cost reduction program... and we'll do more 35
Leadership in Innovation Bridge to future growth "New to the World" products High performance wood (acrylic infused) DC FlexZone ceiling systems (low voltage DC power electrified grid system) AirGuard ceiling tiles (Removes formaldehyde) Open Innovation and collaboration Sustainability and Life Cycle Analysis (LCA) Investment in technology center in Shanghai 36
Financial Overview 37
Focused on creating shareholder value Performance through the cycle Profitable and cash flow positive throughout the downturn Cost reduction and disciplined spending Achieve price to cover inflation Growth via recovery and aggressive organic investments / mid-cycle outlook ROIC goal driven Strong balance sheet; leverage, liquidity and maturity profile 38

Financial History


$700
$600
$500
$400
$300
$200
$100
$0
$407
$250
($435)
($120)
$205
$120
$10
($25)
($35)
$377
2006 Actual
Price / Mix
Volume
Input Costs
Mfg Costs
SG&A
WAVE
Pension Credit
Change in D&A/Other
2011 Actual

	2006	2007	2008	2009	2010	2011
Sales	$3.50B	$3.54B	$3.21B	$2.85B	$2.83B	$2.82B
EBITDA	$407M	$439M	$384M	$296M	$303M	$377M
	11.6%	12.4%	12.0%	10.4%	10.7%	13.2%
Housing starts	1,801	1,355	906	554	587	609

Shareholder Value
39

Performance Through the Cycle 40 Trough 2009 2012 Guidance "Mid-Cycle" US Housing Starts (000) 554 700 ~1,200 Plants* 40 32 37 Sales $2.85 Billion $2.75 - $2.85 Billion ~$4 Billion EBITDA Margin 10% 14% - 16% ~20% ROIC** 4% > 15% *January 1 ** As reported Growth through recovery and organic investment and continued improvement in achieving ROIC > our cost of capital 2 China Flooring 1 China Ceiling 1 Russia Ceiling 1 Mineral Wool Building products economic "mid-cycle" will reoccur when: US residential building activity approaches historical norms Global GDP has experienced several years of positive growth Armstrong's emerging market plants are fully operational
Path to Growth - EBITDA margin 41 Incremental Margin Ceilings 30% - 40% Resilient 25% - 35% Wood 25% - 30% Cabinets 20%-30% 30% 20% 10% 0% 30% 20% 10% 0%
Balance Sheet 6/30/2012 42 Maturity Profile No significant maturities until 2015 Considerable covenant flexibility Liquidity Sufficient liquidity to manage operations, and execute capital spend and restructuring plans $495M
Investment Highlights Diversified $3 billion global building products company with leading positions in all key markets and products New leadership team successfully executing strategy to achieve competitive cost structure and lay foundation for growth Significant opportunities for investment and growth in emerging markets and product adjacencies Leadership in innovation driving future growth Focused on creating shareholder value 43
Financial Overview Appendix 44
($19) EBITDA Bridge - Second Quarter 2012 vs. Prior Year 45 $11 $8 $6 $2 $108 $110
($31) EBITDA Bridge - 1H 2012 vs. Prior Year 46 ($1)
2012 Estimate Range 2012 Estimate Range 2012 Estimate Range 2011 Variance Variance Variance Net Sales(1) 2,750 to 2,850 2,819 (2)% to 1% Operating Income(2) 290 to 320 272 7% to 18% EBITDA 400 to 430 377 6% to 14% Earnings Per Share(3) $2.40 to $2.70 $2.23 8% to 21% Free Cash Flow 30 to 70 170 (82)% to (59)% 2012 sales estimate figures include foreign exchange impact, 2011 as reported sales were $2,860 million As reported Operating Income: $260- $290 million in 2012 and $239 million 2011 As reported earnings per share: $2.20- $2.50 in 2012 and $1.90 in 2011 Key Metrics - Guidance 2012 47
2012 Financial Outlook $20 - $30 million increase Adjusted Gross Margin +50 to +100 bps vs. 2011 $12 million; 60% manufacturing, 40% SG&A Flat vs. 2011 $10 - $20 million. Adjusted ETR of ~40% Sales $740 - $780 million EBITDA $120 - $140 million $225 - $250 million $10 - $15 million associated with already announced actions Raw Material & Energy Inflation * Manufacturing Productivity* U.S. Pension Credit Earnings from WAVE * Cash Taxes/ETR Q3 Capital Spending* Exclusions from EBITDA* 48 * Changed from April Outlook
Q2 2012 YTD 2012 FY 2011 EBITDA- Adjusted $110 $192 $377 Depreciation and Amortization (25) (50) (105) Operating Income - Adjusted $85 $142 $272 Foreign Exchange Movements - 1 3 Cost Reduction Initiatives (7) (9) (15) Accelerated Depreciation and Impairments (not included above) (1) (15) (12) Restructuring - - (9) Operating Income - As Reported $77 $119 $239 Interest (Expense) Income (14) (25) (46) EBT $63 $94 $193 Tax (Expense) Benefit (21) (34) (81) Net Income $42 $60 $112 Adjusted EBITDA to Reported Net Income 49
Management Team 50
Matthew J. Espe, Chief Executive Officer and President In July 2010, Matthew J. Espe was appointed CEO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. He brings 30 years of experience in sales, marketing, distribution and management in global manufacturing businesses to Armstrong from his previous position at Ricoh Americas Corporation, a subsidiary of Ricoh Company, Ltd., where he served as Chairman and CEO. Prior to this role, Mr. Espe was Chairman and CEO of IKON Office Solutions, Inc., a $4 billion office equipment distributor and services provider with 24,000 employees. The company was acquired by Ricoh in 2008. Before joining IKON in 2002, Mr. Espe was president and CEO of GE Lighting. In a career that spanned 22 years there, he managed multiple functional areas, including sales, marketing, distribution and manufacturing as well as management within several business units. Along with a wealth of experience, he also brings a finely-tuned global perspective, having led businesses in Europe, Asia and North America. Mr. Espe is also a member of the board of Unisys Corporation. He is an active volunteer and member of the board of United Way of Southeastern Pennsylvania. He graduated from the University of Idaho and has an MBA from Whittier College. 51
Thomas B. Mangas, Senior Vice President and Chief Financial Officer Thomas B. Mangas is senior vice president and CFO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Mr. Mangas joined Armstrong in February 2010. Prior, he was vice president and CFO of the $28 billion beauty and grooming business of Procter & Gamble Co. after a steady progression of finance roles at that company. He has broad domestic and international experience including implementing tough cost management initiatives, exploiting new growth opportunities, acquisition integration, strategic planning, resource allocation, cost accounting, Sarbanes-Oxley implementation and controls, tax compliance and organization development. He earned his bachelor's degree in Economics and History from the University of Virginia in 1990 where he was elected to the Phi Beta Kappa honorary society. 52
Victor Grizzle, Executive Vice President, CEO, Armstrong Building Products Victor "Vic" Grizzle is executive vice president and CEO, Armstrong Building Products, in Lancaster, Pennsylvania. Mr. Grizzle has 23 years of experience in process improvement, sales, marketing and global business leadership. He comes to Armstrong from Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming, where he was group president of Global Structures, Coatings and Tubing since 2005. Prior to Valmont, Mr. Grizzle was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Before that, he spent 16 years at General Electric Corporation. Mr. Grizzle graduated from California Polytechnic University with a Bachelor of Science in Mechanical Engineering. 53
Frank J. Ready is executive vice president and CEO of Armstrong Floor Products Worldwide, in Lancaster, Pennsylvania. Mr. Ready joined Armstrong in 1983 in Building Products Operations Sales and progressed through positions in Marketing before moving to the company's flooring business in 1996. He served in positions of increasing responsibility including senior vice president of Sales and Marketing - Armstrong Floor Products, where he worked with "Big Box" customers, builders and independent retailers. He also briefly managed flooring manufacturing operations. Mr. Ready is a member of the board of directors of the Tropical Forest Foundation, a coalition of industry, conservation and scientific leaders who work together to achieve sustainable management of tropical timber in the major producing regions. He is also a member of the board of directors of the National Association of Manufacturers. A native of Cherry Hill, New Jersey, Mr. Ready earned a bachelor's degree in Business Administration from Franklin & Marshall College. 54 Frank J. Ready, Executive Vice President, CEO, Armstrong Floor Products Worldwide
Thomas J. Waters, Vice President Treasury & Investor Relations Thomas J. Waters is Vice President, Treasury and Investor Relations of Armstrong World Industries, Inc. Mr. Waters joined Armstrong in 1998 as Manager, Capital Markets. Since then he has held the positions of Director of Investor Relations, General Manager of Finance and IT for Building Products Europe, General Manager Financial Planning and Analysis for North American Floor Products. He was named Treasurer in 2008, and added investor relations responsibilities in 2010. Prior to Armstrong, Mr. Waters worked for American Airlines in Dallas, TX in both Treasury and Operational Finance roles. Mr. Waters earned a BA from Binghamton University, and a MBA from the Walter A. Haas School of Business at the University of California, Berkeley. 55